UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2024

FALCON’S BEYOND GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41833	92-0261853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1768 Park Center Drive

Orlando, FL 32835
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (407) 909-9350

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FBYD	The Nasdaq Stock Market LLC
Warrants to purchase 1.034999 shares of Class A common stock, at an exercise price of $11.50 per share	FBYDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On November 15, 2024, holders of more than 50% of the publicly-held warrants (the “Warrants”) of Falcon’s Beyond Global, Inc., a Delaware corporation (the “Company” or “Falcon’s Beyond”) outstanding as of November 11, 2024 (the “Record Date”), authorized the amendment of the second amended and restated warrant agreement, dated as of November 3, 2023 (the “Warrant Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agent”) (the “Amendment”). On November 15, 2024, the Company entered into the Amendment with the Warrant Agent to provide for the Exchange at the Exchange Ratio on the Exchange Date.

The Amendment provides for the mandatory exchange (the “Exchange”) of the Warrants for shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), at an exchange ratio of 0.25 shares of Class A Common Stock per Warrant (the “Exchange Ratio”), to take effect on October 6, 2028 (the “Exchange Date”). The Amendment will become effective 20 business days following the mailing of an Information Statement to the Warrant holders in accordance with Securities and Exchange Commission (“SEC”) rules. After the effective date of the Amendment and until the Exchange Date, the Warrants, as amended by the Amendment, will not be exercisable and the holders of the Warrants will have no further rights except to receive shares of Class A Common Stock at the Exchange Ratio on the Exchange Date.

The foregoing description of the Amendment is qualified in its entirety by the text of the Amendment, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. As of November 11, 2024, the Record Date, there were 5,198,420 Warrants outstanding, which will be exchanged for approximately 1,299,605 shares of Class A Common Stock on the Exchange Date, in accordance with the Amendment.  The Exchange will be made pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), contained in Section 3(a)(9) of the Securities Act.

Item 3.03 Material Modifications to Rights of Security Holders.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 15, 2024, the Company received executed written consents approving the Amendment from holders of the requisite amounts of the outstanding Warrants. Pursuant to SEC rules, an Information Statement will be filed with the SEC as soon as practicable and mailed to the holders of the Warrants.

Item 7.01 Regulation FD Disclosure.

On November 19, 2024, the Company issued a joint press release with Infinite Acquisitions Partners LLC (“Infinite”), a major shareholder of the Company, announcing that Infinite has entered into a nonbinding letter of intent with Oceaneering International, Inc. (“OII”) for Infinite to acquire Oceaneering Entertainment Systems (“OES”) from OII through an acquisition of assets, and announced that the Company entered into a nonbinding letter of intent for the Company to operate OES, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of Section 18 of the Exchange Act, nor shall it be deemed to be incorporated by reference into any filing or other document filed by the Company with the SEC pursuant to the Securities Act of 1933, as amended, the rules and regulations of the SEC thereunder, the Exchange Act, or the rules and regulations of the SEC thereunder, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
4.1	Amendment to the Second Amended and Restated Warrant Agreement, by and between Falcon’s Beyond Global, Inc. and Continental Stock Transfer & Trust Company.
99.1	Press Release dated November 19, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and the exhibits hereto contain statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those expressed in or implied by the forward-looking statements, including (1) the risk that Falcon’s Beyond may not be able to enter into binding agreements for the operation of OES on terms satisfactory to Falcon’s Beyond or at all, or that Falcon’s Beyond may not be able to obtain any necessary consents or approvals to consummate such potential agreements, (2) Falcon’s Beyond’s ability to hire key former OES employees, (3) the risk that the announcement and pendency of the proposed transactions disrupt Falcon’s Beyond’s current plans and operations, (4) any failure to realize the anticipated benefits of the operation of OES, (5) Falcon’s Beyond’s ability to sustain its growth, effectively manage its anticipated future growth, and implement its business strategies to achieve the results it anticipates, (6) impairments of Falcon’s Beyond’s intangible assets and equity method investment in its joint ventures, (7) Falcon’s Beyond’s ability to raise additional capital, (8) the closure of Katmandu Park DR and the repositioning and rebranding of the FBD business, (9) the success of growth plans in FCG, (10) customer concentration in FCG, (11) the risk that contractual restrictions relating to the Strategic Investment by Qiddiya Investment Company may affect Falcon’s Beyond’s ability to access the public markets and expand its business, (12) the risks of doing business internationally, including in the Kingdom of Saudi Arabia, (13) Falcon’s Beyond’s indebtedness and reliance on related parties with respect to such indebtedness, (14) Falcon’s Beyond’s dependence on strategic relationships with local partners in order to offer and market its products and services in certain jurisdictions, (15) Falcon’s Beyond’s reliance on senior management and key employees, and its ability to hire, train, retain, and motivate qualified personnel, (16) cybersecurity-related risks, (17) the ability to protect Falcon’s Beyond’s intellectual property, (18) the ability to remediate identified material weaknesses in Falcon’s Beyond’s internal control over financial reporting, (19) the concentration of share ownership and the significant influence of the Demerau family and Cecil D. Magpuri, (20) the outcome of pending, threatened and future legal proceedings, (21) Falcon’s Beyond’s continued compliance with Nasdaq continued listing standards, (22) risks related to Falcon’s Beyond’s Up-C entity structure and the fact that Falcon’s Beyond may be required to make substantial payments to certain unitholders under the Tax Receivable Agreement, (23) our ability to maintain the listing of our Warrants on Nasdaq or to list the shares of Class A Common Stock issuable upon the Exchange on Nasdaq, and the risks disclosed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K, as filed with the SEC on April 29, 2024, and the Company’s other filings with the SEC. The forward-looking statements herein and in the exhibits hereto speak only as of the date of this Form 8-K, and the Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2024	FALCON’S BEYOND GLOBAL, INC.

	By:	/s/ Bruce A. Brown
	Name:	Bruce A. Brown
	Title:	Chief Legal Officer and Corporate Secretary

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